NEWS RELEASE

For Immediate Release	Contact:	Deanna Hart	Angela English
July 25, 2024		Investor Relations	Corporate Communications
		919-716-2137	803-931-1854

FIRST CITIZENS BANCSHARES REPORTS SECOND QUARTER 2024 EARNINGS, ANNOUNCES SHARE REPURCHASE PLAN

RALEIGH, N.C. -- First Citizens BancShares, Inc. (“BancShares”) (Nasdaq: FCNCA) reported earnings for the second quarter of 2024 and announced a share repurchase plan.

Chairman and CEO Frank B. Holding, Jr. said: “We are pleased with our second quarter financial results, which reflected broad-based loan and deposit growth, strong profitability metrics and continued stabilization of credit. These results reflected the solid performance from all of our business segments and we were encouraged by the continued progress in our SVB Commercial segment, which achieved both loan and deposit growth. In addition, we are pleased to announce that our Board of Directors approved a share repurchase plan for the repurchase of up to $3.5 billion of our Class A common shares, with repurchases expected to begin during the third quarter of 2024.”

FINANCIAL HIGHLIGHTS
Measures referenced as adjusted below and net interest margin, excluding purchase accounting accretion, are non-GAAP financial measures (refer to the Financial Supplement available at ir.firstcitizens.com or www.sec.gov for a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure).

Net income for the second quarter of 2024 (“current quarter”) was $707 million compared to $731 million for the first quarter of 2024 (“linked quarter”). Net income available to common stockholders for the current quarter was $691 million, or $47.54 per diluted common share, a $25 million decrease from $716 million, or $49.26 per diluted common share, in the linked quarter.

Adjusted net income for the current quarter was $755 million compared to $784 million for the linked quarter. Adjusted net income available to common stockholders was $739 million, or $50.87 per diluted common share, a $30 million decrease from $769 million, or $52.92 per diluted common share, in the linked quarter.

Current quarter results were primarily impacted by the following notable items to arrive at adjusted net income available to common stockholders:
•Acquisition-related expenses of $44 million,
•Intangible asset amortization of $15 million,
•Gain on sale of leasing equipment of $4 million,
•Unfavorable fair value adjustment on marketable equity securities of $2 million, and
•Net impact of $10 million for the tax effect of notable items.

NET INTEREST INCOME AND MARGIN
•Net interest income totaled $1.82 billion for the current quarter, an increase of $4 million over the linked quarter. The increase was due to a $46 million increase in interest income, partially offset by a $42 million increase in interest expense.
•The increase in interest income was due to increases in interest on loans and investment securities of $68 million and $48 million, respectively, which were partially offset by a $70 million decrease in interest on interest-earning deposits at banks.
◦Loan growth and a higher yield led to an $86 million increase in loan interest income, which was partially offset by an $18 million decrease in loan accretion income, primarily related to the acquisition of Silicon Valley Bridge Bank, N.A. (the “SVBB Acquisition”).
◦Continued purchases of short duration investment securities increased the average balance and interest income for investment securities and decreased the average balance and interest income for interest-earning deposits at banks.
•Growth in interest-bearing deposits in the General Bank and SVB Commercial segments and a higher average rate paid led to a $47 million increase in interest expense on deposits, partially offset by a $5 million decrease in borrowing costs.
•Net interest margin was 3.64% compared to 3.67% in the linked quarter. Net interest margin, excluding purchase accounting accretion, was 3.36% compared to 3.35% in the linked quarter.
◦The yield on average interest-earning assets was 6.26%, an increase of 3 basis points from the linked quarter, primarily due to higher average balances and yields on investment securities and loans, partially offset by lower average balances of interest-earning deposits at banks and lower loan accretion.
◦The rate paid on average interest-bearing liabilities increased 5 basis points from the linked quarter, primarily due to higher average balances and rates paid for interest-bearing deposits. While the rate paid on average interest-bearing deposits increased 9 basis points from the linked quarter, the pace slowed relative to the linked quarter when the rate paid increased 17 basis points from the fourth quarter of 2023.

NONINTEREST INCOME AND EXPENSE
•Noninterest income totaled $639 million, an increase of $12 million compared to the linked quarter. Client investment fees increased by $4 million, which was related to higher average off-balance sheet client funds in the SVB Commercial segment. The remaining increases in noninterest income were spread across various items, including a $2 million improvement from the linked quarter for the fair value adjustment on marketable equity securities and a $2 million loss on extinguishment of debt incurred in the linked quarter.
•Adjusted noninterest income was $479 million compared to $478 million in the linked quarter, an increase of $1 million. The previously discussed increases in noninterest income were offset by a decline of $13 million in adjusted rental income on operating lease equipment, primarily related to higher maintenance and other operating lease expenses.
•Noninterest expense was $1.39 billion compared to $1.38 billion for the linked quarter, an increase of $10 million. The increase was primarily attributable to increases of $15 million for maintenance and other operating lease expenses and $12 million for equipment expense, which were partially offset by a decrease of $14 million in acquisition-related expenses.
•Adjusted noninterest expense was $1.17 billion compared to $1.15 billion in the linked quarter. The increase of $14 million was mainly due to higher equipment expense related to increased software maintenance and rent.

BALANCE SHEET SUMMARY
•Loans and leases totaled $139.34 billion at June 30, 2024, an increase of $3.97 billion (2.9% linked quarter growth) compared to $135.37 billion at March 31, 2024.
◦Loan growth in the SVB Commercial segment of $2.12 billion (5.3% linked quarter growth) was concentrated in the global fund banking portfolio.
◦Loan growth in the General Bank segment of $1.46 billion (2.3% linked quarter growth) was primarily related to commercial and business loans in the Branch Network.
◦Loan growth of $386 million (1.2% linked quarter growth) in the Commercial Bank segment was due to several industry verticals, primarily Tech Media and Telecom and Healthcare.
•Total investment securities were $37.67 billion at June 30, 2024, an increase of $2.62 billion since March 31, 2024. The increase was due to purchases of approximately $4.88 billion, primarily in short duration U.S. Treasury and U.S. agency mortgage-backed investment securities available for sale during the current quarter, partially offset by paydowns and maturities.
•Deposits totaled $151.08 billion at June 30, 2024, an increase of $1.47 billion, or 4.0% on an annualized basis, since March 31, 2024. The increase was mostly due to growth in the SVB Commercial and General Bank segments, which was partially offset by declines in brokered deposits and Direct Bank deposits in Corporate.
◦Deposit growth in the SVB Commercial segment of $1.88 billion was mainly due to slight improvement in the macroeconomic environment and increases in client acquisitions.
◦Deposit growth in the General Bank segment of $329 million was primarily due to growth in the Branch Network.
◦Corporate deposits decreased $667 million, primarily due to a decline of $532 million in brokered deposits. Direct Bank deposits decreased by $145 million as the decline in time deposits was partially offset by growth in savings deposits.
•Noninterest-bearing deposits represented 26.5% of total deposits as of June 30, 2024, compared to 26.3% at March 31, 2024. The cost of average total deposits was 2.61% for the current quarter, compared to 2.53% for the linked quarter. While the cost of average total deposits increased 8 basis points from the linked quarter, the pace slowed relative to the 18 basis point increase in the linked quarter compared to the fourth quarter of 2023.
•Funding mix remained stable with 80.1% of the total funding composed of deposits.

PROVISION FOR CREDIT LOSSES AND CREDIT QUALITY

•Provision for credit losses, which includes the provision for loan and lease losses and the benefit for off-balance sheet credit exposure, was $95 million compared to $64 million for the linked quarter. The $31 million increase was mainly related to a $29 million lower benefit for off balance sheet credit exposure as the pace of decline for unfunded commitment volumes slowed relative to the linked quarter.
•Net charge-offs totaled $132 million for the current quarter, representing 0.38% of average loans, compared to $103 million, or 0.31% of average loans, for the linked quarter. The $29 million increase in net charge-offs was mainly related to Equipment Finance and Investor Dependent loans.
•Nonaccrual loans were $1.14 billion, or 0.82% of loans, at June 30, 2024, compared to $1.07 billion, or 0.79% of loans, at March 31, 2024.

•The allowance for loan and lease losses totaled $1.70 billion, or 1.22% of total loans at June 30, 2024, reflecting a reserve release of $37 million for the current quarter, compared to a $10 million reserve release for the linked quarter. The reserve release for the current quarter was primarily the result of a mix shift to the Global Fund Banking portfolio, which has lower loss rates relative to our other loan portfolios, lower specific reserves for individually evaluated loans, stable credit quality, and changes in the macroeconomic forecast.

CAPITAL AND LIQUIDITY

•Capital ratios are well above regulatory requirements. The estimated total risk-based capital, Tier 1 risk-based capital, Common equity Tier 1 risk-based capital, and Tier 1 leverage ratios were 15.45%, 13.87%, 13.33%, and 10.29%, respectively, at June 30, 2024.
•During the current quarter, a dividend of $1.64 per share of common stock was declared and paid.
•Liquidity position remains strong as liquid assets were $56.91 billion at June 30, 2024, compared to $59.33 billion at March 31, 2024.

EARNINGS CALL/ WEBCAST DETAILS
BancShares will host a conference call to discuss the company's financial results on Thursday, July 25, 2024, at 9 a.m. Eastern time.
The call may be accessed via webcast on the company’s website at ir.firstcitizens.com or through the dial-in details below:
North America: 1-833-470-1428
All other locations: 1-929-526-1599
Access code: 930922

Our earnings release, investor presentation, and financial supplement are available at ir.firstcitizens.com. In addition, these materials will be furnished to the Securities and Exchange Commission (the “SEC”) on a Form 8-K and will be available on the SEC website at www.sec.gov. After the event, a replay of the call will be available via webcast at ir.firstcitizens.com.

ABOUT FIRST CITIZENS BANCSHARES
First Citizens BancShares, Inc., a top 20 U.S. financial institution with more than $200 billion in assets and a member of the Fortune 500TM, is the financial holding company for First-Citizens Bank & Trust Company ("First Citizens Bank"). Headquartered in Raleigh, N.C., First Citizens Bank has built a unique legacy of strength, stability and long-term thinking that has spanned generations. First Citizens offers an array of general banking services including a network of more than 500 branches and offices in 30 states; commercial banking expertise delivering best-in-class lending, leasing and other financial services coast to coast; innovation banking serving businesses at every stage; personalized service and resources to help grow and manage wealth; and a nationwide direct bank. Discover more at firstcitizens.com.

FORWARD-LOOKING STATEMENTS
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans, asset quality, future performance, and other strategic goals of BancShares. Words such as “anticipates,” “believes,” “estimates,” “expects,” “predicts,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will,” “potential,” “continue,” “aims” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BancShares’ current expectations and assumptions regarding BancShares’ business, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect BancShares’ future financial results and performance and could cause actual results, performance or achievements of BancShares to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, general competitive, economic, political (including the upcoming U.S. election), geopolitical events (including conflicts in Ukraine and the Middle East) and market conditions, including changes in competitive pressures among financial institutions and the impacts related to or resulting from recent bank failures, the risks and impacts of future bank failures and other volatility in the banking industry, public perceptions of our business practices, including our deposit pricing and acquisition activity, the financial success or changing conditions or strategies of BancShares’ vendors or customers, including changes in demand for deposits, loans and other financial services, fluctuations in interest rates, changes in the quality or composition of BancShares’ loan or investment portfolio, actions of government regulators, including recent interest rate hikes and any changes by the Board of Governors of the Federal Reserve Board (the “Federal Reserve”), changes to estimates of future costs and benefits of actions taken by BancShares, BancShares’ ability to maintain adequate sources of funding and liquidity, the potential impact of decisions by the Federal Reserve on BancShares’ capital plans, adverse developments with respect to U.S. or global economic conditions, including significant turbulence in the capital or financial markets, the impact of any sustained or elevated inflationary environment, the impact of any cyberattack, information or security breach, the impact of implementation and compliance with current or proposed laws, regulations and regulatory interpretations, including potential increased regulatory requirements, limitations, and costs, such as FDIC special assessments, increases to FDIC deposit insurance premiums and the recently proposed interagency rule on regulatory capital, along with the risk that such laws, regulations and regulatory interpretations may change, the availability of capital and personnel, and the risks associated with BancShares’ previous acquisition transactions, including the SVBB Acquisition and the previously completed transaction with CIT Group Inc., or any future transactions.

BancShares’ share repurchase program allows BancShares to repurchase shares of its Class A common stock through 2025. BancShares is not obligated under the share repurchase program to repurchase any minimum or particular number of shares, and repurchases may be suspended or discontinued at any time (subject to the terms of any Rule 10b5-1 plan in effect) without prior notice. The authorization to repurchase Class A common stock will be utilized at management’s discretion. The actual timing and amount of Class A common stock that may be repurchased will depend on a number of factors, including the terms of any Rule 10b5-1 plan then in effect, price, general business and market conditions, regulatory requirements, and alternative investment opportunities or capital needs.

Except to the extent required by applicable laws or regulations, BancShares disclaims any obligation to update forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Additional factors which could affect the forward-looking statements can be found in BancShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its other filings with the SEC.

NON-GAAP MEASURES
Certain measures in this release, including those referenced as “adjusted”, are “non-GAAP,” meaning they are numerical measures of BancShares’ financial performance, financial position or cash flows that are not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”) because they exclude or include amounts or are adjusted in some way so as to be different than the most direct comparable measures calculated and presented in accordance with GAAP in BancShares’ statements of income, balance sheets or statements of cash flows and also are not codified in U.S. banking regulations currently applicable to BancShares. BancShares management believes that non-GAAP financial measures, when reviewed in conjunction with GAAP financial information, can provide transparency about or an alternative means of assessing its operating results, financial position or cash flows to its investors, analysts and management. These non-GAAP measures should be considered in addition to, and not superior to or a substitute for, GAAP measures. Each non-GAAP measure is reconciled to the most comparable GAAP measure in the non-GAAP reconciliation. This information can be found in the Financial Supplement located in the Quarterly Results section of our website at https://ir.firstcitizens.com/financial-information/quarterly-results/default.aspx.